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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 17, 2004

                           MORTGAGEIT SECURITIES CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Delaware                      333-119686               56-2483326
(STATE OR OTHER JURISDICTION           (COMMISSION            (I.R.S. EMPLOYER
----------------------------           -----------            -----------------
     OF INCORPORATION)                 FILE NUMBER)          IDENTIFICATION NO.)


  33 Maiden Lane
 New York, New York                                                10038
---------------------                                         -----------------
(ADDRESS OF PRINCIPAL                                            (ZIP CODE)
 EXECUTIVE OFFICES)


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Registrant's telephone number, including area code, is (212) 651-7700












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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))












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Item 8.01.        OTHER EVENTS

Description of the Mortgage Pool

         MortgageIT Securities Corp. (the "Registrant") plans a series of notes, entitled MortgageIT Trust 2004-2, Mortgaged-Backed Notes, Series 2004-2 (the "Notes"), to be issued pursuant to an indenture, dated as of November 1, 2004.

Collateral Term Sheets

         Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC (the "Underwriters") have advised the Registrant that they have furnished to certain prospective purchasers of Notes certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the related trust fund.

         The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Notes and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.















                                       3
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Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

                           (a) Not applicable

                           (b) Not applicable

                           (c) Exhibits


      EXHIBIT NO.                                DESCRIPTION
      -----------          -----------------------------------------------------
         99.1              Collateral Term Sheets (as defined in Item 8.01) that
                           have been provided by the Underwriters to certain prospective purchasers of MortgageIT Trust 2004-2, Mortgaged-Backed Notes, Series 2004-2.
















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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.



                                          MORTGAGEIT SECURITIES CORP.



                                          By:      /s/ John R. Cuti
                                                --------------------------------
                                                Name:   John R. Cuti
                                                Title:  Secretary

Dated: November 19, 2004














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Index to Exhibits
-----------------



                                                                    SEQUENTIALLY
EXHIBIT NO.                   DESCRIPTION                          NUMBERED PAGE
-----------       ------------------------------------------       -------------
   99.1           Collateral Term Sheets (as defined in Item             P
                  8.01) that have been provided by the
                  Underwriters to certain prospective
                  purchasers of MortgageIT Trust 2004-2,
                  Mortgaged-Backed Notes, Series 2004-2.










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                                  EXHIBIT 99.1

                                 FILED BY PAPER